Exhibit 10.15

CONFIDENTIAL

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Translation from Russian into English

Lease Agreement No. Pp-39-20

Moscow	September 11, 2020

JOINT STOCK COMPANY “LEASING COMPANY” “EUROPLAN”, hereinafter referred to as the “Lessor”, represented by Yana Sergeevna Kryuchkova, acting under the Power of Attorney No. 73/2019 dated 05.02.2019, on the one hand, and LIMITED LIABILITY COMPANY “CARSHARING RUSSIA”, hereinafter referred to as the “Lessee”, represented by Attorney Rybachuk Evgeny Vladilenovich, acting under the Power of Attorney No. 689/2020 dated 29.04.2020, on the other hand, jointly referred to as the “Parties”, and separately—the “Party”, have entered into this lease agreement (hereinafter — “Agreement”, “Lease agreement”) as follows:

1.	General Terms

1.1

This Lease Agreement is a contract of accession in accordance with Art. 428 of the Civil Code of the Russian Federation and is concluded in accordance with the Regulations No 1.1-PЮЛ-ЛК for Vehicles and Trailers Leasing, approved by JSC EUROPLAN Leasing on October 01, 2019 (hereinafter referred to as the “Regulations”).

1.2	All terms and definitions used in the Lease Agreement are interpreted in accordance with the Regulations.

1.3	All conditions not expressly defined in the Lease Agreement are determined in the Regulations.

2.	Subject of the Agreement

2.1

The Lessor shall purchase the property from the Sellers selected by the Lessee and provide the Lessee with the Lease Items selected by the Lessee for a fee for temporary possession and use for business purposes in accordance with the Appendices to the Lease Agreement. In respect of each Leased Asset, the Parties sign the corresponding Appendix to the Lease Agreement, which is its integral part.

2.2

Full information about the Leased Asset, allowing it to be identified, the name of the Seller of the Leased Asset chosen by the Lessee, financial conditions, as well as all other conditions for the possession and use of the Leased Asset not specified in this Lease Agreement are indicated in the corresponding Appendix to the Lease Agreement.

3.	Financial conditions

3.1	Balance sheet holder: Lessee

3.2	Currency of the Agreement: rubles.

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4.	Miscellaneous

4.1

A claim (statement) against the Lessee and the guarantor-individual, as well as a claim against the Lessee — an individual, may be filed with the Babushkinsky District Court of Moscow or the magistrate of the court district No. 331 of Moscow (as appropriate) in accordance with the applicable laws of the Russian Federation. All other disputes and disagreements that may arise from the Lease Agreement or in connection with it will be resolved in the Moscow Arbitration Court in accordance with the current legislation of the Russian Federation.

4.2

The signature of the person in this Lease Agreement, acting under the Lessee, confirms his consent to the processing of the personal data of the person who signed the Agreement, 119049, MOSCOW CITY, KOROVIY VAL STREET, 5, OGRN [***] by Joint Stock Company Europlan Leasing Company, namely: surname, name, patronymic, date and place of birth, citizenship, gender, place of work and position, postal address; work and mobile phone numbers, e-mail addresses, driver’s license data, registration address at the place of residence, address of actual residence, passport data, data that relate (can be classified) to the category of biometric personal data, taxpayer identification number, insurance certificate number of compulsory pension insurance, as well as other personal data obtained by the Lessor for the purposes indicated below, including collection, recording, systematization, accumulation, storage, clarification (update, change extraction), extraction, use, transfer, depersonalization, blocking, deletion, destruction of personal data The purposes of processing, including the purposes of collecting, personal data are: determining the possibility of concluding an Agreement, any other agreements, their conclusion and execution, promotion of leasing and other services through any means of communication, as well as to ensure compliance with laws and other regulations. Personal data shall be processed both with and without use of any automation facilities.

Consent to personal data processing shall remain valid for twenty years, and as to personal data contained in documents and on other data carriers expected to be stored for more than twenty years as per applicable laws, consent to personal data processing shall remain valid for the entire term of storage of such documents and other data carried provided by applicable laws. This consent may be revoked by sending a corresponding written statement to the Lessor at the following address: 119049, MOSCOW, UL. KOROVIY VAL, 5. In that case, the Lessor shall discontinue processing the personal data, which must be destroyed or depersonalized, unless there are any other legal reasons for processing thereof provided under the laws of the Russian Federation or documents of the Lessor applicable to the matters of personal data processing.

The Lessee hereby confirms that the consent of persons taking actions on behalf of the Lessee related to the conclusion, modification, execution and termination of the Agreement to the processing of their personal data, including the transfer of personal data for the purpose of concluding, changing, executing and terminating agreements with third parties persons received by the Lessee properly, in the manner prescribed by the Federal Law of July 27, 2006 No. 152-FZ “On Personal Data”.

The Lessee hereby confirms that the persons performing actions on behalf of the Lessee related to the conclusion, modification, execution and termination of the Agreement are notified of the processing of their personal data by the Lessor. At the request of the Lessor, the Lessee undertakes to provide the latter with originals and / or copies of consents to the processing of personal data of persons performing actions on behalf of the Lessee related

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to the conclusion, modification, execution and termination of the Agreement, within 2 (Two) business days from the receipt of the corresponding request. The Lessee shall incur liability for failure to receive the aforesaid consent, or should the aforesaid consent be taken otherwise than in accordance with applicable laws, or should the Lessee fail to notify the persons mentioned herein above that the respective personal data is processed by the Lessor.

4.3

The Lessee, acting on his own will and in his own interest, provides the Joint Stock Company Leasing Company Europlan Primary State Registration Number (OGRN) [***]) with the location: 119049, CITY MOSCOW, STREET KOROVIY VAL, 5, its consent to receive from any and (or) each credit bureaus (hereinafter — CB), in which the Lessee’s credit history is formed and stored, a credit report containing information about the Lessee’s credit history in order to determine the possibility of concluding this Agreement and other agreements, as well as their consent to the transfer of information to be included in the composition of the Lessee’s credit history, in any and (or) each CB, in which the Lessee’s credit history is formed and stored, in accordance with Federal Law No. 218-FZ dated 30.12.2004 “On Credit Histories”.

4.4

By signing the Lease Agreement, the Lessee represents and warrants that the Lessor has delivered a copy hereof and Rates to the Lessee prior to the date of the Lease Agreement, and the Lessee familiarized itself therewith.

4.5

By signing the Lease Agreement, the Parties agree that the sending of notifications provided for by the Lease Agreement may be carried out using the electronic document management system. When sending notifications in the electronic document management system, the date of sending notifications is the date of sending notifications specified in the protocol for transferring notifications in the electronic document circulation system, and notifications are considered received by the other Party on the date of delivery of notifications specified in the protocol for transmitting notifications in the electronic document circulation system. The parties acknowledge that notifications sent through the electronic document management system are an appropriate method of notification and can be used as evidence when considering disputes in court.

4.6

The Lease Agreement comes into force from the moment of its conclusion and is valid until the Parties fulfill their obligations under it in full. The Parties have agreed that the date of conclusion of the Lease Agreement is September 11, 2020 and, accordingly, the Lease Agreement applies to the relations between the Parties arising from September 11, 2020.

5.	Other provisions

5.1

The Lessee undertakes to ensure the functioning and performance of telematic equipment on the Leased Asset transferred under each Supplement to the Lease Agreement, except for the time of maintenance of the Leased Asset, during the entire lease term under the relevant Appendix to the Lease Agreement.

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5.1.1

The Lessee undertakes to provide the Lessor with access (password and login) to the personal account on the Lessee’s server platform, containing information on the location of the leased asset, within 15 (fifteen) business days from the date of transfer of the Leased Asset for each Appendix to the Lease Agreement into the possession and use of the Lessee. In case of failure to provide the specified access and / or violation of the term for granting access to the Lessor, the Lessee shall pay the Lessor a fine in the amount of 1,000 (one thousand) rubles for each day of delay.

5.1.2

The Lessee shall notify the Lessor of any facts of inoperability (damage) of telematics equipment, except for the time of maintenance work on the Leased Asset, within 2 (Two) calendar days from the moment the telematics equipment installed on the Leased Asset is discovered to be inoperable (damaged).

5.1.3

The Lessee is not entitled to dismantle the telematics equipment installed on the Leased Asset during the entire lease term, without the prior written consent of the Lessor, except for the time when maintenance work is performed on the Leased Asset.

5.1.4

If the Lessee does not restore the operability (does not ensure the restoration of operability) of the telematics equipment installed on the Leased Asset, dismantles the telematics equipment installed on the Leased Asset without the prior written consent of the Lessor, or performs other actions with telematic equipment, the Lessor has the right to demand from the Lessee compensation for the Lessor’s losses incurred in due to violation by the Lessee of the obligations specified in this clause of the Lease Agreement, in full.

5.2	The parties have agreed that in the Appendices to the Lease Agreement and the Rules, the Place of permanent location of the Leased Asset is understood as the Place of inspection of the Leased Asset.

5.3	In the absence of the value of the Security Deposit in the Appendices to the Lease Agreement, the Parties agreed that the Security Deposit has not been established.

5.4	Clause 5.5. of the Regulations does not apply.

5.5	Clause 5.6. of the Regulations does not apply.

5.6	Clause 5.7. of the Regulations does not apply.

5.7	Clause 7.6. of the Regulations to state:

“7.6. By signing the Lease Agreement, the Lessee confirms and agrees that the Lessor has the right to pledge, alienate the Leased Asset, pledge, its rights and obligations under the Lease Agreement and / or under the relevant Appendix to the Lease Agreement in whole or in part to credit institutions, and any additional (special) agreement with the Lessee, all of the above actions do not require.

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The Lessor has the right to assign or transfer its rights and obligations under the Lease Agreement and / or under the relevant Appendix to the Lease Agreement in whole or in part to credit organizations, with the consent of the Lessee.

In this case, the Lease Agreement and / or the corresponding Appendix to the Leasing Agreement shall remain in force in relation to the new owner of the Leased Asset. In cases where the Lease Agreement and / or the relevant Appendix to the Lease Agreement provides for the transfer of the Leased Asset to the ownership of the Lessee, the latter is not entitled to demand termination of the pledge of the Leased Asset and / or termination of the pledge or other encumbrance of the rights and obligations under the Lease Agreement and / or under the relevant Appendix to the Lease Agreement prior to the Lessee fulfills all obligations under the Lease Agreement and / or the corresponding Appendix to the Lease Agreement in full, if as a result of such performance the Lessor has an obligation to transfer the Leased Asset to the ownership of the Lessee in accordance with the Lease Agreement and / or the corresponding Appendix to the Agreement leasing. In cases where the Lease Agreement and / or the corresponding Appendix to the Leasing Agreement does not provide for the transfer of ownership of the Leased Asset to the Lessee, the latter is not entitled to demand termination of the pledge of the Leased Asset and / or termination of the pledge or other encumbrances of rights and obligations under the Lease Agreement and / or the corresponding Appendix to the Lease Agreement.

The proper fulfillment by the Lessee of the obligations stipulated by the Lease Agreement and / or the relevant Appendix to the Lease Agreement means termination of the Lease Agreement and / or the corresponding Appendix to the Lease Agreement in connection with the proper performance by the parties of their obligations, as a result of which the pledge of the leased asset is terminated.”

5.8	Clause 8.1. of the Regulations to state:

“8.1. The Lessee uses the Leased Asset under the Lease Agreement on the territory of the Russian Federation, with the exception of hard-to-reach and closed territories, territories in which a state of emergency or martial law has been introduced, territories (objects) within which (on which) the legal regime of counter-terrorism operations has been introduced, environmental zones, disasters, border zones, facilities and organizations of the Armed Forces of the Russian Federation, other troops and military formations, specially protected natural areas, territories where insurance coverage is not provided in accordance with the Insurance Agreement and / or which are not covered by the Insurance Agreement. To use the Leased Asset to the extent permitted by these Rules and the Lease Agreement, the Lessee has the right to transfer to the person managing the Leased Asset the Lessee’s original copy of the Lease Agreement and, if necessary, the Acceptance and Transfer Certificate of the Leased Asset a certified copy of the Lease Agreement and, if necessary, an act of acceptance and transfer of the Leased Asset, as well as a power of attorney issued by the Lessee and / or other documents (if necessary).”

5.9	Clause 8.4. of the Regulations does not apply.

5.10	Clause 8.6. of the Regulations to state:

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“8.6. The Lessor has the right to financial control over the Lessee’s activities, including the analysis of the Lessee’s financial results and the Lessee’s fulfillment of obligations under the Lease Agreement by requesting the Lessee’s financial documents.”

5.11	Clause 8.7. of the Regulations to state:

“8.7. The Lessor has the right to send to the Lessee requests for information and the following documents required for financial control: A copy of the balance sheet and a statement of financial results for the last three reporting periods; balance sheet according to the account 51 (expanded by main items and banks) monthly for the last 6 months in Excel format; balance sheets according to the account 60, 62, (expanded by counterparties) monthly for the last 6 months in Excel format; balance sheets according to the account 66, 67, (expanded by counterparties) monthly for the last 3 months in Excel format; a register of current credit and leasing obligations, reflecting the terms of attraction / repayment, the size of the monthly payment, security (pledge / surety / other), and the Lessee undertakes to satisfy such requests.”

5.12	Clause 8.12. of the Regulations to state:

“8.12. In case of loss, destruction or damage of the Leased Asset under the relevant Supplement to the Lease Agreement, the Lessee undertakes to immediately notify the Insurer (Insurers) about the incident, with whom (which) any Insurance Agreements of the Leased Asset have been concluded under the relevant Supplement to the Lease Agreement and civil liability insurance contracts the owner of the vehicle, and within 5 (Five) business days — to the Lessor, as well as to give explanations in writing about the reasons and circumstances that led to the loss, destruction or damage of the Leased Asset of the Leased Asset according to the corresponding Appendix to the Lease Agreement and indicate the approximate amount of damage.”

5.13	Supplement the Rules with clause 8.18. in the next edition:

“8.18. The Lessor shall transfer to the Lessee 2 (two) sets of keys from the Leased Asset under the corresponding Appendix to the Lease Agreement and / or anti-theft system key fobs of the Leased Asset according to the corresponding Appendix to the Leased Asset, including instructions for using the anti-theft system of the Leased Asset (if any) under the corresponding Appendix to the Agreement leasing.

In case the Lessee loses any of the keys and / or any of the anti-theft system key fobs from the Leased Asset according to the relevant Appendix to the Lease Agreement, the Lessee undertakes to notify the Lessor about this, as well as the Insurer (Insurers) with whom (which) have concluded any Insurance Contracts in relation to the Leased Asset under the relevant Appendix to the Lease Agreement. In case the Lessee loses any of the keys and / or any of the anti-theft system key fobs from the Leased Asset according to the corresponding Supplement to the Lease Agreement, the Lessee is obliged to ensure the safety of the Leased Asset according to the corresponding Supplement to the Leasing Agreement until the replacement of locks and / or security alarms of the Leased Asset under the Appendix to the Lease Agreement, as well as perform other actions, if such are required

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in accordance with the insurance rules of the Insurer (Insurers). The Lessee is obliged to replace the locks and / or burglar alarms of the Leased Asset within 14 (Fourteen) calendar days from the date of loss of any of the keys and / or any of the anti-theft system key fobs from the Leased Asset according to the corresponding Appendix to the Lease Agreement. Replacement of locks and / or burglar alarms of the Leased Asset according to the relevant Supplement to the Lease Agreement must be confirmed by the Lessee with the relevant documents of the authorized service center.

Violation by the Lessee of any of these obligations is the basis for collecting a fine from the Lessee in the amount of [***] rubles for each day of delay.”

5.14	Clause 10.1. of the Regulations to state:

“10.1. The Leased Asset shall be subleased to any number of unspecified persons.”

5.15	Clause 11.1.1 of the Regulations does not apply

5.16	Clause 11.1.2. of the Regulations does not apply

5.17	Clause 11.1.3. of the Regulations to state:

“11.1.3. At the end of the lease term, but in any case after the Lessee has paid all payments stipulated by the relevant Supplement to the Lease Agreement, including the Redemption Price, the Lessor and the Lessee enter into a purchase and sale agreement for the Leased Asset, according to which the Lessor transfers the Leased Asset into the ownership of the Lessee at the Redemption Price. Other expenses that may arise in connection with the transfer of ownership of the Leased Asset to the Lessee shall be borne by the Lessee.”

5.18	Clause 13.5.1. of the Regulations to state:

“13.5.1. from the full range of property risks (namely: risks of loss (theft), destruction (impossibility or inexpediency of recovery at the expense of the Insurer)).”

5.19	Clause 14.1. of the Regulations to state:

“14.1. In the event of late payment of the payments specified in the Lease Agreement and / or Appendices to the Lease Agreement, including the Advance Payment, or partial payment of the amounts specified in the Leasing Agreement and / or Appendices to the Lease Agreement, including partial payment of the Advance Payment, the Lessor has the right to demand from the Lessee of payment of a penalty in the form of a penalty in the amount of [***] of the amount unpaid on time for each day of delay in payment. The penalty provided for by this clause of the Rules is calculated from the third day starting from the date following the date of the corresponding payment, unless the Lessor, at its own discretion, has chosen a different start date for calculating the penalty.”

5.20	Clause 14.2 of the Regulations does not apply

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5.21	Clause 14.3 of the Regulations to state:

“14.3. In case of delay in returning the original Vehicle Certificate of Title in hard copy to the Lessor, the Lessor shall be entitled to charge the Lessee a penalty of USD [***] or EUR [***] or RUB [***], respectively, depending on the Currency of the Lease Agreement, for each day of delay in return.”

5.22	Clause 14.4. of the Regulations does not apply.

5.23	Clause 14.5 of the Regulations does not apply.

5.24	Clause 14.6. of the Regulations to state:

“14.6. If the Lessee fails to comply with the period for return of the Leased Asset to the Lessor in cases provided for by the Lease Agreement, and in other cases, the Lessor is entitled to claim a penalty to be paid by the Lessee in the amount of [***] from the Leased Asset cost specified in the Purchase and Sale Agreement for each day of delay of the Leased Asset return.”

5.25	Clause 14.12. of the Regulations to state:

“14.12. In case of violation by the Lessee of the conditions for the provision of the Leased Asset on the date, time and place agreed with the Lessor for the provision of the Additional Service “Delivery of the Leased Asset to the Service Station,” the conditions for the provision to the Lessor of documents and accessories related to the Leased Asset, conditions for the Lessee to provide the Lessor with the Leased Asset with the amount of fuel required for the provision of the Additional Service “Delivery of the Leased Asset to the Service Station.”

The Lessor has the right to demand from the Lessee the payment of a fine in the amount of [***] US dollars or [***] Euro or [***] rubles, respectively, depending on the Currency of the Lease Agreement, for each violation.”

5.26	Clause 15.3.3. of the Regulations shall be amended to read as follows:

“15.3.3. material violation by the Lessee of the terms of any other Appendix to the Lease Agreement concluded between the Lessor and the Lessee. In this case, the Lessor has the right to unilaterally refuse to fulfill the Lease Agreement and / or any Appendix to the Lease Agreement on the basis established by this clause of the Rules, only on the condition that the number of any other Appendices to the Lease Agreement, from which the Lessor refused unilaterally in due to a material breach by the Lessee of the terms of the Appendices to the Lease Agreement, exceeds [***] of the total number of Appendices to the Lease Agreement concluded by the Lessor and the Lessee.”

5.27	Clause 15.4.8. of the Regulations does not apply.

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5.28	Clause 15.6. of the Regulations shall be amended to read as follows:

“15.6. In case of any material breach of the Lease Agreement specified in clauses 15.4.1.—15.4.15. of the Regulations, the Lessor has the right to unilaterally refuse to execute the Lease Agreement and / or the Appendix to the Lease Agreement (including several Appendices), after which the Lease Agreement and / or the corresponding Appendix to the Lease Agreement is considered terminated (terminated), and withdraw the Leased Asset from the Lessee. The Lessor informs the Lessee about the unilateral refusal of the Lessor to execute the Lease Agreement and / or the Appendix to the Lease Agreement by sending the appropriate notification to the Lessee, while the Lease Agreement and / or the corresponding Appendix to the Lease Agreement shall be deemed terminated (terminated) on the date specified in such notice.”

5.29	Clause 15.7.1.1.1 of the Regulations shall be amended as follows:

“15.7.1.1.1. The Lessor has the right to set off the difference between the amount of payments received by the Lessor from the Lessee under the relevant Supplement to the Lease Agreement (including the Advance Payment), increased by the amount received by the Lessor from the sale of the Leased Asset under the relevant Supplement to the Leasing Agreement, and the Amount of lease payments under the corresponding Supplement to the Lease Agreement to the Lease Agreement (including the Advance Payment), increased by the Redemption Price of the Leased Asset, the Lessor’s losses, forfeits, penalties, fines and other expenses of the Lessor under the relevant Supplement to the Leasing Agreement, on account of the Lessee’s unfulfilled obligations under other Supplements to the Leasing Agreement.”

6.	Details of the parties

The Lessor

JSC LC Europlan

Taxpayer Identification Number (INN) [***]

Registration Reason Code (KPP) [***]

Primary State Registration Number (OGRN) [***]

Location 119049, MOSCOW, UL. KOROVIY VAL, 5

Postal address 119049, Moscow, Koroviy Val st., 5

Telephone 8 800 250 80 80

Email client@europlan.ru

Settlement account: [***]

with AO UniCredit Bank

Correspondent account: Correspondent account [***]

BIC [***]

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The Lessee

CARSHARING RUSSIA LIMITED LIABILITY COMPANY

Taxpayer Identification Number (INN) [***]

Registration Reason Code (KPP) [***]

Primary State Registration Number (OGRN) [***]

Location 107023, CITY MOSCOW, STREET ELEKTROZAVODSKAYA, 27, BLD. 1A, FL/

PREM/ ROOM 1/IV/26

Postal address 107023, Moscow, Electrozavodskaya st., 27, building 1A, office FL/ PREM/

ROOM 1/IV/26

Mobile 7() 9057706453

Email info@delimobil.ru

Settlement account: [***]

with JSC “RAIFFEISENBANK”

Correspondent account: Correspondent account [***]

BIC [***]

Kryuchkova Yana Sergeevna	Evgeniy V. Rybachuk
Attorney-in-fact
JSC LC Europlan	CARSHARING RUSSIA LIMITED LIABILITY COMPANY

Leasing Agreement No. Pp-39-20 dated
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Document ID 5a92675f-36e5-4bea-9e1a-a28d9bb66ef5

The document was submitted through the EDM operator of JSC “PF” SKB Kontur”

Sender’s signatures:	Certificate holder: organization, employee JSC LC Europlan Kryuchkova Yana Sergeevna, Head of the group of managers of the investment department	Certificate: serial number, validity period 01785FE30011AB449D42 DF887F96CE0093 from 26.11.2019 16:37 to 26.02.2021 16:37 GMT + 03: 00	Date and time of signing 12.11.2020 10:30 GMT+03:00 The signature matches the document file

Signature pending

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Your personal manager [***]	[***] [***] [***]	/ logo: europlan /

Appendix No. 2506687- Fp/ OPKK1-20

to Lease Agreement No. Pp-39-20 dated September 11, 2020

Moscow	November 19, 2020

JOINT STOCK COMPANY “EUROPLAN LEASING COMPANY”, hereinafter referred to as the “Lessor”, represented by Yana Sergeevna Kryuchkova, acting under the Power of Attorney No. 73/2019 dated February 5, 2019, on the one hand, and LIMITED LIABILITY COMPANY “CARSHARING RUSSIA”, hereinafter referred to as the “Lessee”, represented by the attorney-in-fact Rybachuk Evgeny Vladilenovich, acting under the Power of Attorney

No. 689/2020 dated April 29, 2020, on the other hand, collectively referred to as the “Parties”, and separately — the “Party”, signed this annex to the lease agreement No. Pp-39-20 dated September 11, 2020 (hereinafter — “Agreement”, “Lease Agreement”) as follows:

1.	LEASED ASSET

1.1	[***]

1.2	Description of the Leased Asset:

[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]

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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]
[***]	[***]
[***]

2.	FINANCIAL CONDITIONS

2.1	Currency of the Lease Agreement: rubles.

2.2	Currency of the Purchase and Sale Agreement: rubles.

2.3	Lease payment schedule, incl. of VAT, rubles:

No.	Lease payment schedule			Balance of payments	Amount of advanced discharge of obligations
	Payment date	Lease payment due	Lease payment charged
[***]	[***]	[***]	[***]	[***]	[***]

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No.	Lease payment schedule			Balance of payments	Amount of advanced discharge of obligations
	Payment date	Lease payment due	Lease payment charged
13	[***]	[***]	[***]	[***]	[***]
[***]

Total:

2.4	Amount of lease payments: [***] rubles, including VAT.

2.5	Redemption price of the Leasing Subject: [***] rubles, including VAT.

2.6	All payments listed in Article 2 of the Appendix to the Agreement (“Financial Conditions”) include VAT at the rate of 20%.

3.	TRANSFER, REGISTRATION AND USE OF THE LEASED ASSET

3.1	Asset holder:

The Lessee

3.2	Leased Asset shall be registered with the state Road Traffic Safety Inspectorate in the name of:

Lessee, at its expense

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3.3	The transport tax shall be paid by

The Lessee

3.4	Seller of the Leased Asset:

ROLF ESTATE LLC

ST. PETERSBURG”

Primary State Registration Number (OGRN) [***]

3.5	Lease expiry date:

November 30, 2023

3.6	Registration of the Leased Asset shall be performed

upon transfer of the Leased Asset to the Lessee

3.7	Place of transfer of the Leased Asset:

RUSSIA, St. Petersburg, p Beloostrov, sh Novoe, house 49.

3.8	Period of transfer of the Leased Asset:

5 business days after the Lessor’s receipt of the Leased Asset from the Seller.

3.9	The Leased Asset shall permanently remain at:

RUSSIA, St. Petersburg, Communy str., 16.

3.10

The satellite monitoring system installed on the Leased Subject is telematics equipment in the form of satellite navigation equipment, providing data transmission in accordance with the interstate standard GOST 33472-2015 “Global Navigation Satellite System. Satellite navigation equipment for equipping wheeled vehicles M and N” into an information system (hereinafter—“Satellite monitoring system”):

Emergency call device 18.3879000-67 consisting of: block Era Glonass (BEG) 18.3879600-67, manufacturer: NPP ITELMA LLC, Primary State Registration Number (OGRN) [***], conclusion of the Ministry of Industry and Trade of the Russian Federation on confirmation of industrial production in the territory of the Russian Federation No. 68795 / 11 dated 18.09.2020) in the amount of 1 pc.

4.	LEASED ASSET INSURANCE

4.1	Insurer as per Fully Comprehensive Insurance:

JSC “RESO-GUARANTEE”,

Primary State Registration Number (OGRN) [***]

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4.2	Payer as per Fully Comprehensive Insurance:

The Lessee

4.3	OSAGO policyholder:

The Lessee

4.4	CASCO policyholder:

The Lessor

4.5	Payer as per Compulsory Motor Third Party Liability

The Lessee

5.	ADDITIONAL SERVICES

No.	Name	Quantity	Measurement unit
1	Providing access to the functionality of the Satellite Monitoring System	1	pcs.
2	Emergency Service Program. Rate: Standard	1	unit

6.	RIGHTS TO THE LEASED ASSET AFTER THE EXPIRY OF LEASE TERM

6.1

After the expiry of the lease term, the title to the Leased Asset shall be transferred by the Lessor to the Lessee by entering into and executing a separate sale and purchase agreement for the property constituting the Leased Asset.

7.	MISCELLANEOUS

7.1	The parties to the Lease Agreement have agreed that the fulfillment of the Lessee’s obligations under the Lease Agreement shall be guaranteed by: Micro Capital LLC, OGRN

7.2

The application comes into force from the moment of its conclusion and is valid until the Parties fulfill their obligations in full. The Parties have agreed that the date of conclusion of the Application is November 19, 2020 and, accordingly, the Application applies to the relations of the Parties that arose from November 19, 2020.

8.	OTHER PROVISIONS

8.1

The Lessor provided to the Leasing Agreement with a discount on the advance payment the Lessee under the Appendix (hereinafter referred to as the “Discount”), which is subject to reimbursement to the Lessor in accordance with the Rules for Granting Subsidies from the Federal Budget for Reimbursement of Losses in the Income of Russian Leasing Organizations when the Lessee is granted a discount on the advance payment under lease agreements for wheeled vehicles approved by the Government Decree of 08.05.2020 No. 649 (with all changes effective as of the date of conclusion of the Appendix to the Leasing Agreement).

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8.1.1

The amount of lease payments in clause 2.4. of the Appendix to the Leasing Agreement is indicated taking into account the Discount. The amount of lease payments excluding the Discount is [***] rubles, including 20% VAT.

8.1.2	Advance payment in clause 2.3. of the Appendix to the Leasing Agreement is indicated taking into account the Discount. The advance payment excluding the Discount is [***] rubles, including 20% VAT.

8.1.3

If the Lessor does not receive or does not receive a subsidy in full for the Discount provided to the Lessee under the Appendix to the Leasing Agreement (hereinafter referred to as the “Subsidy”), for any reason other than the fault of the Lessor, as well as if the Lessor receives a request for the return of a previously received subsidy, or in the event of any other circumstances, except through the fault of the Lessor, which prevent the receipt of a subsidy in accordance with the procedure for granting it, the Lessee undertakes to pay the Lessor monetary funds in the amount not received or partially not received or in the amount of the subsidy returned by the Lessor.

8.1.4

In this case, the Lessor has the right to unilaterally increase the Amount of Lease Payments, including the amount of Lease Payments, by the amount of the subsidy not received or partially not received or returned by the Lessor for the Discount provided to the Lessee under the Appendix to the Lease Agreement. The Lessor notifies the Lessee of the change in the Amount of lease payments by sending the Lessee a corresponding notification with the attachment of documents confirming the circumstances specified in this clause, which is an integral part of the Appendix to the Lease Agreement. Refusal and / or evasion of the Lessee from receiving notification of the change in the Amount of lease payments, as well as the absence of the Lessee at the address of the Lessee’s location and / or at the Lessee’s postal address specified in the Appendix to the Leasing Agreement, or officially communicated to the Lessor by the Lessee as prescribed by the current legislation due to a change in the location of the latter, are not grounds for releasing the Lessee from the obligation to pay payments under the Appendix to the Leasing Agreement in the modified amount. The amount of lease payments shall be deemed changed on the date specified in the notice of change in the Amount of lease payments sent by the Lessor to the Lessee in accordance with this clause of the Appendix to the Lease Agreement. In cases where, after the termination of the Appendix to the Leasing Agreement, the Lessor did not receive in full, did not receive, or returned the previously received subsidy to the budget, the Lessee undertakes, upon written request to the Lessor, to make a lump sum payment of the subsidy not received, not fully received or returned within 15 (Fifteen) business days from the moment of receiving the request of the Lessor. For the purposes of this clause of the Appendix to the Leasing Agreement, the early termination of the Appendix to the

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Leasing Agreement means, including early redemption of the Lease Subject, termination of the Appendix to the Leasing Agreement, as well as the unilateral refusal of the Lessor to execute the Appendix to the Leasing Agreement in cases stipulated by the Rules.

8.1.5

At the request of the Lessor, the Lessee undertakes to provide the Lessor with documents (contracts, additional agreements, acceptance and transfer certificates) confirming the transfer of the Lease Subject by the Lessee to sublease to the sub-lessee within 3 (Three) calendar days from the moment the request is submitted by the Lessor.

8.2

Provided that the Lessee has no arrears in paying the Lease Payments, the due date of which has come, forfeits due and other unpaid payments due by the Lessee under the Lease Agreement, the Lessee shall be entitled to pay ahead of schedule a part of the Lease Payments, the due date of which has not arrived (hereinafter the “Partial Advanced Discharge of Obligations “).

8.2.1	Partial early fulfillment of the Lessee’s obligations shall be carried out in accordance with the following conditions:

•

the Lessee shall notify the Lessor in writing at least 5 (Five) working days prior to the date of payment of the next Lease Payment under the Lease Payment Schedule of its intention to partially perform the Lessee’s obligations ahead of schedule. The notice of the Partial Early Performance of the Lessee’s Obligations shall specify the amount of the Partial Early Performance of the Lessee’s Obligations, which cannot be less than the amount of the next Lease Payment under the Lease Payment Schedule;

•

In case of the Lessor consent to the Partial Early Performance of the Lessee’s Obligations, it shall notify the Lessee of the terms of the Partial Early Performance of the Lessee’s Obligations and the monetary amount the Lessee must pay to the Lessor for the Lessor’s execution of the documents relating to the Partial Advanced Discharge of Obligations;

•

Prior to the date of the next Lease Payment under the Lease Payment Schedule, the Lessee shall pay the Lessor the amount of the Partial Early Performance of the Lessee’s Obligations, as well as the amount for the execution by the Lessor of documents related to the Partial Advanced Discharge of the Lessee’s Obligations in accordance with the invoice issued by the Lessor, as well as the amount of the next Lease Payment under the Lease Payment Schedule (if it is not paid yet);

•

upon the Lessee’s fulfillment of the conditions stipulated by this clause of the Lease Agreement, the parties shall sign an addendum to the Lease Agreement to amend the Lease Payment Amount and the Lease Payment Schedule.

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8.2.2

Failure by the Lessee to pay the amount of Partial early performance of the Lessee’s obligations, as well as the amount of money for the execution by the Lessor of documents related to Partial advanced discharge of the Lessee’s obligations, is a refusal of the Lessee to Partial advanced discharge of the Lessee’s obligations, and the Lease Agreement continues to operate on the same terms.

In case of partial payment by the Lessee of the amount of the Partial Advanced Discharge of the Lessee’s Obligations, as well as the amount of money for the execution by the Lessor of documents related to the Partial Advanced Discharge of the Lessee’s Obligations, the Lessor shall be entitled, solely at its discretion:

•	not to accept partial payment of the amount of Partial Advanced Discharge of Obligations, returning it back to the Lessee, or

•

set off a partial payment of the amount of Partial Advanced Discharge of Obligations towards repayment of the Lessee’s unperformed obligations under any of the agreements entered into between the Lessor and the Lessee, without regard to the purpose of payments specified by the Lessee in the payment orders.

In addition and regardless of whether the Lease Agreement number and date are specified in a payment order regarding the respective payment received by the Lessor, the Lessee does hereby authorize the Lessor to set off the aforesaid payments towards any outstanding obligations of the Lessee under any agreement entered into by and between the Lessor and the Lessee, ignoring the purpose of those payments stated by the Lessee in the respective payment orders, and the Lessor may at any time enjoy the aforesaid authorization at its sole discretion.

Where specified in this clause of the Leasing Agreement, the amount of money received by the Lessor for the execution of documents related to the Partial Advanced Discharge of the Lessee’s Obligations shall be withheld by the Lessor as compensation for the cost of processing the Lessee’s request for the Partial Advanced Discharge of Obligations under the Lease Agreement and shall not be returned to the Lessee.

8.2.3

In case of early settlement by the Lessee of all the Lease Payments not due (full early performance of the Lessee’s obligations), the terms and conditions stipulated in Section 11 of the Regulations on the early repurchase of the Lease Asset shall apply to the relations of the parties.

9.	DETAILS OF THE PARTIES

The Lessor

EUROPLAN LEASING COMPANY JOINT STOCK COMPANY

Leasing Agreement No. Pp-39-20 dated
September 11, 2020
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Taxpayer Identification Number (INN) [***]

Registration Reason Code (KPP) [***]

Primary State Registration Number (OGRN) [***]

Location 119049, MOSCOW, UL. KOROVIY VAL, 5

Postal address 119049, Moscow, Koroviy Val st., 5

Telephone 8 800 250 80 80

Email client@europlan.ru

Settlement account: [***]

with AO UniCredit Bank

Correspondent account: [***]

BIC [***]

The Lessee

CARSHARING RUSSIA LIMITED LIABILITY COMPANY

Taxpayer Identification Number (INN) [***]

Registration Reason Code (KPP) [***]

Primary State Registration Number (OGRN) [***]

Location 107023, CITY MOSCOW, STREET ELEKTROZAVODSKAYA, 27, BLD. 1A, FL/ PREM/ ROOM 1/IV/26

Postal address 107023, Moscow, Electrozavodskaya st., 27, building 1A, office FL/ PREM/ ROOM 1/IV/26

Mobile 7() 9057706453

Email info@delimobil.ru

Settlement account: [***]

with JSC “RAIFFEISENBANK”

Correspondent account: [***]

BIC [***]

Kryuchkova Yana Sergeevna	Evgeniy V. Rybachuk
Attorney-in-fact

EUROPLAN LEASING COMPANY JOINT STOCK COMPANY	CARSHARING RUSSIA LIMITED LIABILITY COMPANY

Leasing Agreement No. Pp-39-20 dated
September 11, 2020
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Document ID 5a92675f-36e5-4bea-9e1a-a28d9bb66ef5

The document was submitted through the EDM operator of JSC “PF” SKB Kontur”

Sender’s signatures:	Certificate holder: organization, employee JSC LC Europlan Kryuchkova Yana Sergeevna, Head of the group of managers of the investment department	Certificate: serial number, validity period 01785FE30011AB449D42 DF887F96CE0093 from 26.11.2019 16:37 to 26.02.2021 16:37 GMT + 03: 00	Date and time of signing 12.11.2020 10:30 GMT+03:00 The signature matches the document file
Signature pending

Leasing Agreement No. Pp-39-20 dated
September 11, 2020
5a92675f-36e5-4bea-9e1a-a28d9bb66ef5